UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-1310094	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 5.02.	Election of Directors.

On June 25, 2007, William Poole formally accepted election to the board as a new director of the Company. Mr. Poole was elected to serve as a Class III director of the Company, and will be required to stand for re-election at the next annual meeting of shareholders.

William S. Poole, age 60, began serving as a member of our Board of Directors on June 25, 2007. He has extensive experience in the biopharmaceutical and medical device industries for over thirty years. Since 2003, Mr. Poole has acted as a private consultant, in which position he provides advisory services regarding overall company strategies and tactical planning to Senior Management of a number of companies with regards to all aspects of their business. Mr. Poole also serves as a member of the board of directors for BioDelivery Sciences International, Inc. From 1972 to early 1996, Mr. Poole worked for Lederle Laboratories, a Division of American Cyanamid Company. During his 24-year career at Cyanamid, Mr. Poole held positions of increasing responsibility and held the position of World-Wide Division President of the Medical Device Division when Wyeth acquired Cyanamid in 1995. He later served as President, North American Pharmaceuticals, of Novo Nordisk Pharmaceuticals, and also as President of Biovail Pharmaceuticals. In both of these companies, Mr. Poole was instrumental in aggressively growing revenue, building a solid management team and dramatically improving profitability. As President of these firms, Mr. Poole had total P&L responsibility and directly oversaw vice presidents in charge of manufacturing, research & development, sales, legal, marketing, finance, regulatory and human resources functions.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:

(a)	Press release, dated June 29, 2007, by Accentia Biopharmaceuticals, Inc. announcing that Williams S. Poole has been appointed to the Company’s Board of Directors. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

(b)	Press release, dated June 28, 2007, by Accentia Biopharmaceuticals, Inc. announcing favorable interim blinded data on SinuNase in its Fast-Tracked pivotal Phase 3Clinical Trial for chronic sinusitis. A copy of this press release is attached Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

a.	Not applicable

b.	Not applicable

c.	Not applicable

d.	See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: June 29, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 29, 2007 titled: “Accentia Biopharmaceuticals Appoints Pharmaceutical and Medical Device Veteran to Board of Directors”
99.2	Press release dated June 28, 2007 titled: “Accentia Biopharmaceuticals Announcing Favorable Interim Blinded Data on SinuNase in Its Fast-Tracked Pivotal Phase 3 Clinical Trial for Chronic Sinusitis”.